EXHIBIT 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18U.S.C §1350)

I, Lori A. Jones, of Analytical Surveys, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K for the year ended September 30, 2003 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Analytical Surveys, Inc.

Dated: December 23, 2003

/s/ Lori A. Jones
Lori A. Jones
Chief Financial Officer